The Cushing® MLP Premier Fund

Class A Shares (CSHAX)

Class C Shares (CSHCX)

Class I Shares (CSHZX)

The Cushing® Royalty Energy Income Fund

Class A Shares (CURAX)

Class C Shares (CURCX)

Class I Shares (CURZX)

_____________________
8117 Preston Road
Suite 440
Dallas, Texas 75225

each a series of

The Cushing® Funds Trust

Statement of Additional Information

Dated March 30, 2013

This Statement of Additional Information (the “SAI”) supplements the information contained in the Prospectus dated March 30, 2013 of The Cushing® MLP Premier Fund and the Prospectus dated March 30, 2013 of The Cushing® Royalty Energy Income Fund (each a “Fund” and collectively, the “Funds”), each a series of The Cushing® Funds Trust (the “Trust”), an open-end management investment company organized on May 27, 2010 as a statutory trust under the laws of the State of Delaware. This SAI is incorporated by reference in its entirety into the Prospectuses. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and it should be read in conjunction with the Prospectuses.

To obtain a copy of the Prospectuses, please write to The Cushing® Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or call 877-9-MLPFUNDS (877-965-7386).  The Prospectuses are also available on the Funds’ website www.cushingfunds.com.

The Funds are managed by Cushing® MLP Asset Management, LP (the “Investment Adviser”).

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THE FUNDS

The Funds may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Each Fund offers three different share classes: Class A, Class C and Class I. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares maybe subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees of the Trust (the “Board”) may classify and reclassify the shares of a Fund into additional classes of shares at a future date. The Board may establish and offer shares of other series of the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

Effective June 4, 2012, the Trust changed its name.  Previously, the Trust was known as the Cushing® MLP Funds Trust.

INVESTMENT STRATEGIES AND RISKS

The sections below describe, in greater detail than in the Prospectuses, some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage. Each Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Funds’ principal investment strategies are discussed in the Prospectuses. The Funds may not buy all of the types of securities or use all of the investment techniques that are described.

Repurchase Agreements

The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Funds may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Investment Adviser under guidelines approved by the Board. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund’s limitation on illiquid securities. A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

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Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Funds pay for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

Convertible Securities

The Funds may invest in convertible securities. A convertible security includes any bond, debenture, note, preferred stock, warrant or other security which has the right to be converted into cash or another security or which carries with it the right to purchase any other security, any unit including one of the foregoing, or any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security generally entitles the holder to exchange it for a fixed number of shares of common stock or other security, usually of the same company, or into cash at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the “premium.” When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security.

Rights and Warrants

The Funds may invest in rights and warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. Rights are similar to warrants except that they have a substantially shorter term. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus producing a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.

When-Issued and Delayed Delivery Transactions

The Funds may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to a Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Funds will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Funds may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund’s portfolio consistent with the Fund’s investment objectives and policies and not for the purpose of investment leverage.  Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on a Fund’s net asset value. A commitment sale is covered if a Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which a Fund owns or has the right to acquire. By entering into a commitment sale transaction, a Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.
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Short Sales Against the Box

A Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is required to recognize gain from the short sale for U.S. federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. A Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. A Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales. A Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

Investment Company Securities

The Funds may invest in securities of other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act. The ETFs and ETNs in which the Funds may invest may include exchange traded index and bond funds. Exchange-traded index products seek to track the performance of various securities indices. Shares of exchange-traded index products have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if a Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the Investment Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

Preferred Stocks

The Funds may invest in preferred stocks. Preferred stocks generally have a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stocks generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stocks may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stocks, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid.  Preferred stocks also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stocks will have the right to elect a specified number of directors to the issuer’s board. Preferred stocks also may be subject to optional or mandatory redemption provisions.

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Borrowing, Reverse Repurchase Agreements and Similar Transactions

The Funds may borrow from banks and may enter into reverse repurchase agreements and economically similar transactions up to the amounts allowable under the 1940 Act (currently up to 33 1/3% of a Fund’s total assets, including the amount borrowed). The Funds may also borrow for temporary purposes in an amount not in excess of 5% of the value of its total assets at the time the borrowing is made. The Funds have no current intention to borrow money other than for temporary purposes.

Borrowing by a Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on the Fund’s portfolio. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, the Fund’s net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. In the event that the values of a Fund’s portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund’s assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Investment Adviser, a portion of a Fund’s assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of a Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of a Fund’s shares than if the Fund were not leveraged. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that the Funds will be able to borrow on terms acceptable to the Funds and the Investment Adviser. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Fund typically will segregate cash and/or liquid securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of cash and/or liquid securities at least equal to the amount of any purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.

Portfolio Turnover

Although the Funds generally do not engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the greater realization of capital gains that will be subject to tax, including short-term gains, which will be taxable to shareholders at ordinary income tax rates. The table below shows the portfolio turnover for the Funds’ last two fiscal years.

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	Portfolio Turnover for Fiscal Years ended November 30
	2012	2011
Cushing® MLP Premier Fund	43.32%	72.32%
Cushing® Royalty Energy Income Fund	17.31%*	N/A
* For the period from the Cushing® Royalty Energy Income Fund’s commencement of operations on July 2, 2012, through the fiscal year ended November 30, 2012.

STRATEGIC TRANSACTIONS

The Funds may, but are not required to, use various investment strategies as described below (“Strategic Transactions”). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein maybe used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by the Funds is a function of numerous variables including market conditions. The Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions.  Although the Investment Adviser seeks to use Strategic Transactions to further each Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

General Risks of Derivatives

Strategic Transactions may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Funds may use and the risks of those instruments are described in further detail below. The Funds may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with each Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

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Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. Each Fund bears the risk that the Investment Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for such Fund.

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Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

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Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based instrument as a hedge on a different instrument) may also involve greater correlation risks.

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•
While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

•
Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•
The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

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Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

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Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, a Fund will be unable to enter into a desired transaction. There also maybe greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

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The Funds may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

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As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid and therefore subject to each Fund’s limitation on investments in illiquid securities.  Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause a Fund to sell portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged.

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•
Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

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Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Funds to respond to such events in a timely manner.

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Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, could change the way in which derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Funds, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Funds to use certain derivative instruments as a part of their investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Funds or will not impair the ability of the Funds to utilize certain derivatives transactions or achieve their investment objectives.

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In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Funds’ use of derivatives, which could have an adverse impact on the Funds. The Investment Adviser cannot predict the effects of these regulations on the Funds’ portfolios. The Investment Adviser intends to monitor developments and seeks to manage the Funds’ portfolios in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that it will be successful in doing so.

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The Commodity Futures Trading Commission (“CFTC”) has amended its Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund provided certain requirements are met. In order to permit the Investment Adviser to continue to claim this exclusion with respect to the Funds, the Funds will limit their transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Funds and the Investment Adviser do not believe that complying with the amended rule will limit the Funds’ ability to use futures, options and swaps to the extent that it has used them in the past.

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Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Funds may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised, the Fund is not required to deliver the underlying security but retains the premium received.

The Funds may only write call options that are “covered.” A call option on a security is covered if (a) a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

A Fund may also write uncovered put options.  The seller of an uncovered put option theoretically could lose an amount equal to the entire aggregate exercise price of the option if the underlying security were to become valueless.

The Funds may write put options. As the writer of a put option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Funds may only write put options that are “covered.” A put option on a security is covered if (a) a Fund segregates liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

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Selling put options involves the risk that a Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Funds may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Fund, minus the premium paid. Each Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. A Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option.  Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Funds may be unable to enter into closing sale transactions with respect to OTC options.

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Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Funds on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, a Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Funds will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Funds may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges.  The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transaction sand closing sale transactions provided that a liquid secondary market exists for such options. Foreign currency options written by the Funds will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The exercise of options written or purchased by a Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.

•
A Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•	The Funds’ options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•
The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

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•
Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•
A Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Fund.

In addition, a Fund may be required to maintain segregated liquid assets in order to cover futures transactions. A Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract.

Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Fund and poorer overall performance for the Fund than if it had not entered into forward contracts.

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Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. A Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund’s futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•
The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Funds.

•
Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•
Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Fund’s potential losses.

•
Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

A Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund’s assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount maybe excluded in calculating the 5% limitation.

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Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.  Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund’s investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Funds may utilize swaps to increase or decrease their exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Funds may also enter into related derivative instruments including caps, floors and collars.

The Funds may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Fund to the swap counterparty will be covered by segregating liquid assets. If a Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.

The Funds may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If a Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Fund’s net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

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Credit Default Swaps. The Funds may enter into credit default swap contracts and options thereon. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in a credited fault swap. As the buyer in a credit default swap, a Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. A Fund will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by it. The use of credit default swaps could result in losses to the Funds if the Investment Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•
Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•
In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•
The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Funds’ ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

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Structured Products

The Funds also may invest a portion of their assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. A Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Funds will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Funds for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Fund is permitted to segregate cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Funds will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

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Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Funds may write. Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

INVESTMENT RESTRICTIONS

The investment restrictions for the Funds as set forth below are fundamental policies of the Funds that may not be changed without the approval of such Fund’s shareholders. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses or this SAI, the Funds’s investment objectives as described in the Prospectuses and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board without the approval of the shareholders.

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the Prospectuses apply to the Funds on an individual basis, and apply only at the time a transaction is entered into. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation of such Fund’s policies or restrictions.

The Funds may not:

1.
Issue senior securities nor borrow money, except a Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2.
Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.
Invest in any security if, as a result, 25% or more of the value of a Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time, provided, however, that the Fund will, in normal circumstances, invest more than 25% of its assets in the natural resources industry, including master limited partnerships (“MLPs”) operating in such industry, and may invest to an unlimited degree in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.

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4.
Purchase or sell real estate except that a Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5.
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit a Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the1940 Act, as amended from time to time.

6.
Make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the respective Fund from the provisions of the 1940 Act, as amended from time to time.

MANAGEMENT OF THE FUNDS

The Board has overall responsibility for monitoring the operations of the Funds and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Funds.

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years. The business address of the Funds, its Trustees and Officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

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Board of Trustees

Name and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 - present) (registered investment adviser). Previously, Director of Southern Methodist University’s ENCAP Investment & LCM Group Alternative Asset Management Center (2006 - 2011). Previously, Chief Investment Officer of Panagora Asset Management, Inc. (1999 - 2007) (investment management company).	7	CM Advisers Family of Funds (2 series) (2003 - present) and Dreman Contrarian Fund (2 series) (2007 - present).
Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Retired. Private investor with over 35 years of experience in asset management, investment banking and general business matters.	7	None.
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 - 2002) (investment management company).	7	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustee
Jerry V. Swank(2) (1951)	Trustee, Chairman of the Board and Chief Executive Officer	Trustee since 2010	Managing Partner of the Investment Adviser and founder Swank Capital, LLC of (2000 - present).	7
E-T Energy Ltd. (2008 - present). (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

_____________________
(1)
The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are seven funds in the Fund Complex.

(2)	Mr. Swank is an “interested person” of the Funds, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Investment Adviser.

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Trustee Qualifications

The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.

Brian  R. Bruce. Mr. Bruce has served as a Trustee of Funds in the Fund Complex since 2007. Through his experience as a Trustee of and Chairman of the Audit Committee of Funds in the Fund Complex and certain other registered investment companies, as a professor at Southern Methodist University’s Cox School of Business and Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.

Edward N. McMillan. Mr. McMillan has served as a Trustee of Funds in the Fund Complex since 2007. Through his experience as lead independent Trustee of Funds in the Fund Complex, 35 years of investment management experience, including as president of a small cap equity management firm, and prior service as chairman of the board of four registered investment companies, Mr. McMillan is experienced in financial, regulatory and investment matters.

Ronald P. Trout. Mr. Trout has served as a Trustee of Funds in the Fund Complex since 2007. Through his experience as a Trustee of Funds in the Fund Complex, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.

Jerry V. Swank. Mr. Swank has served as a Trustee of Funds in the Fund Complex since 2007. Through his experience as a Trustee and chairman of the Board of Trustees of Funds in the Fund Complex, managing partner of the Investment Adviser and founder of Swank Capital, LLC and his extensive professional experience, with investment firms and an oil & gas research and consulting, Mr. Swank is experienced in financial, regulatory and investment matters.

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Executive Officers

The following information relates to the executive officers of the Trust who are not Trustees. The officers of the Trust will serve until their respective successors are chosen and qualified.

Name and Year of Birth	Position	Principal Occupation During the Past Five Years
Daniel L. Spears (1972)	President	Partner and portfolio manager of the Investment Adviser (2006 - present). Previously, investment banker at Banc of America Securities, LLC (1998 - 2006).
John H. Alban (1963)	Chief Financial Officer and Treasurer
Chief Operating Officer (“COO”) and Chief Financial Officer of the Investment Adviser (2010 - present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009); COO of Spinnerhawk Capital Management, L.P. (2005 - 2007)

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary
General Counsel and Chief Compliance Officer of the Investment Adviser (2010-present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 - 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 - 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 - 1995).

Elizabeth F. Toudouze (1962)	Executive Vice President	Partner of the Investment Adviser (2006 – present). Previously, ran a family office.
J. Parker Roy (1964)	Vice President	Senior Managing Director of the Investment Adviser (2010 – present). Previously, National Business Development Director and other positions of Morgan Stanley Smith Barney (1995 – 2010).
Judd B. Cryer (1973)	Vice President
Managing Director, Senior Research Analyst and Portfolio Manager of the Investment Adviser (2005 - present). Previously, a consulting engineer at Utility Engineering Corp. (1999 - 2003) and a project manager with Koch John Zink Company (1996 - 1998).

Board Leadership Structure

The primary responsibility of the Board of Trustees is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Funds (“Independent Trustees”) and one of whom is classified as an interested person of the Funds (“Interested Trustee”). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

An Interested Trustee, Mr. Jerry V. Swank, currently serves as Chairman of the Board. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Independent Trustees have selected Mr. Edward N. McMillan as lead Independent Trustee. The lead Independent Trustee participates in the planning of Board meetings, seeks to encourage open dialogue and independent inquiry among the trustees and management, and performs such other functions as may be requested by the Independent Trustees from time to time.

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The Board meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of Funds management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating, Corporate Governance and Compensation Committee. The functions and role of each Committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a Chairman of the Board who is an Interested Trustee, a Lead Independent Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds. In reaching this conclusion, the Board considered, among other things, the role of the Investment Adviser in the day-to-day management of Funds affairs, the extent to which the work of the Board will be conducted through the Committees, the projected net assets of the Funds and the management, distribution and other service arrangements of the Funds. The Board also believes that its structure, including the presence of one Trustee who is an executive officer of the Investment Adviser, facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

The Board met five times during the fiscal year ended November 30, 2012.

Board Committees

Nominating and Corporate Governance Committee. Messrs. Bruce, McMillan and Trout, who are not “interested persons” of the Funds, as defined in the 1940 Act, serve on the Trust’s Nominating and Corporate Governance Committee. Mr. Trout serves as chairman of the Nominating and Corporate Governance Committee. As part of its duties, the Nominating and Corporate Governance Committee makes recommendations to the full Board with respect to candidates for the Board in the event that a position is vacated or created. The Nominating and Corporate Governance Committee would consider Trustee candidates recommended by Shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. In considering candidates submitted by Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate.  The Nominating and Corporate Governance Committee met three times during the fiscal year ended November 30, 2012.

Audit Committee. Messrs. Bruce, McMillan and Trout, who are not “interested persons” of the Funds, as defined in the 1940 Act, serve on the Funds’ Audit Committee. Mr. Bruce serves as chairman of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Funds and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof and acting as a liaison between the Board and the Funds’ independent registered public accounting firm.  The Audit Committee met three times during the fiscal year ended November 30, 2012.

Board’s Role in Risk Oversight

The Funds have retained the Investment Adviser to provide investment advisory services and certain administrative services. The Investment Adviser is primarily responsible for the management of risks that may arise from Fund investments and operations. Certain employees of the Investment Adviser serve as the Trust’s officers, including the Trust’s President, Chief Executive Officer and Chief Financial Officer. The Board oversees the performance of these functions by the Investment Adviser, both directly and through the Committee structure the Board has established. The Board receives from the Investment Adviser reports on a regular and as-needed basis relating to the Funds’ investment activities and to the actual and potential risks of the Funds, including reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and its performance and investment risks.

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In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Funds that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Trustee Share Ownership

The Trustees owned the following dollar ranges of equity securities in the Funds as of the end of the most recently completed calendar year:

Name of Trustee	Dollar Range of Equity Securities in the Cushing® MLP Premier Fund	Dollar Range of Equity Securities in the Cushing® Royalty Energy Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
INDEPENDENT TRUSTEES:
Brian R. Bruce . . . . . . . . . . . . .	None	None	$10,001 - $50,000
Edward N. McMillan . . . . . . . .	None	None	$50,001 - $100,000
Ronald P. Trout. . . . . . . . . . . . .	None	None	$10,001 - $50,000

INTERESTED TRUSTEE:
Jerry V. Swank . . . . . . . . . . . . .	over $100,000(2)	$50,001 - $100,000	over $100,000
______________________
(1)
The “Family of Investment Companies” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are six funds in the Family of Investment Companies.

(2)
An affiliate of the Investment Adviser purchased shares of the Cushing® MLP Premier Fund, the Trust’s first series, in order to provide the Trust with over $100,000 of net capital as required by the 1940 Act.  Mr. Swank may be deemed to be a beneficial owner of the Funds’ shares by virtue of his control of the Investment Adviser and of the affiliate that purchased the shares.

(3)
An affiliate of the Investment Adviser purchased shares of the Cushing® Royalty Energy Income Fund in order to provide the Fund with seed capital to commence operations.  Mr. Swank may be deemed to be a beneficial owner of the Fund’s shares by virtue of his control of the Investment Adviser and of the affiliate that purchased the shares.

Management Ownership of Fund Shares.  As of February 28, 2013, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of all shares of  the Cushing® MLP Premier Fund.  As of February 28, 2013, the Trustees and Officers of the Trust, as a group, beneficially owned 12.68% of the Class I shares of the Cushing® Royalty Energy Income Fund.

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Remuneration of Trustees and Officers

Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid: (i) an annual retainer of $90,000; (ii) a fee of $2,000 for each in-person meeting of the Board attended; (iii) a fee of $1,000 per fund for each Audit Committee meeting attended; and (iv) a fee of $500 per fund for each telephonic meeting of the Board attended; provided however, that in-person, Audit Committee and telephonic meeting fees are waived for funds in the Fund Complex with assets of less than $100 million. The annual retainer is allocated pro rata based upon assets among all funds in the Fund Complex. Officers of the Trust, all of whom are members, officers, or employees of the Investment Adviser, or their affiliates, receive no compensation from the Trust. Total compensation (excluding reimbursements) is reflected in the following table for the most recently completed fiscal year:

Trustee(1)	Aggregate Estimated Compensation From Funds(2)	Pension or Retirement Benefits Accrued as Part of Funds Expenses(3)	Estimated Annual Benefits Upon Retirement(3)	Total Compensation from Funds and Fund Complex Paid to Trustees(4)
INDEPENDENT TRUSTEES:
Brian R. Bruce . . . . . . . . . . . .	$59,460	None	None	$107,497
Edward N. McMillan. . . . . . .	$59,460	None	None	$107,497
Ronald P. Trout . . . . . . . . . . .	$59,460	None	None	$107,497
____________________
(1)	Trustees not entitled to compensation are not included in the table.
(2)
Includes $58,460 in compensation paid with respect to The Cushing® MLP Premier Fund; and includes $1,000 in actual compensation paid as well as estimated payments with respect to The Cushing® Royalty Energy Income Fund since the Fund has not completed its first full year of operations.

(3)	The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.
(4)
The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are six funds in the Fund Complex.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications directly to the Board (or individual Board member(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified above for each Trustee. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained in those communications.

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INVESTMENT ADVISORY AGREEMENT

The Investment Adviser provides investment advisory services to the Funds pursuant to the terms of separate Investment Advisory Agreements (the “Advisory Agreements”), between the Investment Adviser and the Trust, on behalf of each Fund. The Advisory Agreements have an initial term expiring two years after the date of its execution, and may be continued in effect from year to year thereafter subject to the approval thereof by (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of a Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Investment Adviser (the “Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements also terminate automatically in the event of an assignment, as defined in the 1940 Act and the rules thereunder.

The Investment Adviser also provides such additional administrative services as the Funds may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Funds. In addition, the Investment Adviser pays the salaries of officers of the Trust who are employees of the Investment Adviser and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Investment Adviser or who are officers or employees of any company affiliated with the Investment Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

For its services the Investment Adviser is paid a fee at the end of each calendar month equal to 1.10% of the average daily value of the Cushing® MLP Premier Fund’s managed assets during such month and 1.35% of the average daily value of the Cushing® Royalty Energy Income Fund’s managed assets during such month.  The Investment Adviser has agreed to waive a portion of its management fee for each Fund through March 31, 2014.  In addition, the Investment Adviser has agreed to reimburse the Funds for certain fund operating expenses such that total annual fund operating expenses (excluding front-end sales loads, deferred sales charges, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses) will not exceed 1.40% for each of Class A shares, Class C shares and Class I shares, respectively for the Cushing® MLP Premier Fund and 1.75% for each of the Cushing® Royalty Energy Income Fund for Class A Shares, Class C Shares and Class I Shares, respectively, subject to possible recoupment from a Fund in future years on a rolling three year basis (within three years after the fees have been waived and expenses reimbursed).  For the periods indicated below, the Funds paid the following fees to the Investment Adviser:

The Cushing® MLP Premier Fund Management Fees (Fiscal Years Ended November 30)
	2012	2011	2010*
Management Fees Accrued	$4,564,051	$747,280	$2,235
Management Fees Waived	$269,093	$660,867	$140,836
Management Fees Recouped	$0	$0	$0
Management Fees Paid	$4,294,958	$86,413	$0
* For the period from commencement of operations on October 20, 2010, through the fiscal year end.

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The Cushing® Royalty Energy Income Fund Management Fees (Fiscal Year Ended November 30)

2012*
Management Fees Accrued	$886
Management Fees Waived	$307,192
Management Fees Recouped	$0
Management Fees Paid	($306,306)
                                          * For the period from commencement of operations on July 2, 2012, through the Fund's fiscal year end.

PORTFOLIO MANAGERS

Jerry V. Swank, Daniel L. Spears and Kevin P. Gallagher (the “portfolio managers”) are primarily responsible for the day-today management of the Cushing® MLP Premier Fund’s portfolio and Jerry V. Swank, Daniel L. Spears and Judd B. Cryer are primarily responsible for the day-to-day management of the Cushing® Royalty Energy Income Fund. The following section discusses the accounts managed by the portfolio managers, the structure and method of their compensation and potential conflicts of interest.

Other Accounts Managed by the Portfolio Managers. The following table reflects information regarding accounts for which each portfolio manager has day-to-day management responsibilities (other than the Funds).  Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts.

As of December 31, 2012, Mr. Swank managed or was a member of the management team for the following client accounts (including the Funds):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies.	6	$1,250 million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies . . . . . . . . . . . . . . .	8	$707 million	7	$691 million
Other Accounts . . . . . . . . . . . . . .	6	$257 million	1	$14 million

As of December 31, 2012, Mr. Spears managed or was a member of the management team for the following client accounts (including the Funds):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies.	5	$1,231 million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies . . . . . . . . . . . . . . .	0	$0	0	$0
Other Accounts . . . . . . . . . . . . . .	0	$0	0	$0

As of December 31, 2012, Mr. Gallagher managed or was a member of the management team for the following client accounts (including the Cushing® MLP Premier Fund):

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	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies.	1	$675 million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies . . . . . . . . . . . . . . .	2	$575 million	2	$575 million
Other Accounts . . . . . . . . . . . . . .	0	$0	0	$0

As of November 30, 2012, Mr. Cryer managed or was a member of the management team for the following client accounts (including the Cushing® Royalty Energy Income Fund):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies.	3	$864 million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies . . . . . . . . . . . . . . .	0	$0	0	$0
Other Accounts . . . . . . . . . . . . . .	0	$0	0	$0

Compensation and Potential Conflicts of Interest.   Messrs. Swank, Spears, Gallagher and Cryer are compensated by the Investment Adviser. Mr. Swank and Mr. Spears are principals of the Investment Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Messrs. Cryer and Gallagher receive a fixed salary and a discretionary bonus based on the pre-tax performance of the Fund each manages and other portfolios for which they serve as a portfolio manager.  Some of the other accounts managed by Messrs Swank, Spears, Gallagher and Cryer have investment strategies that are similar to the Funds’ investment strategies. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Ownership of Securities. For the fiscal year ended November 30, 2012, the portfolio managers owned shares of the Funds in the following amounts:

Portfolio Manager	Dollar Range of Equity Securities Owned in The Cushing® MLP Premier Fund	Dollar Range of Equity Securities Owned in The Cushing® Royalty Energy Income Fund
Jerry V. Swank	$50,001 - $100,000(1)	$50,001 - $100,000(2)
Daniel L. Spears	None	None
Judd B. Cryer	N/A	None
Kevin P. Gallagher	N/A	N/A
(1)      An affiliate of the Investment Adviser purchased shares of the Funds in order to provide the Trust with over $100,000 of net capital as required by the 1940 Act.  Mr. Swank may be deemed to be a beneficial owner of the Funds’ shares by virtue of his control of the Investment Adviser and of the affiliate that purchased the shares.

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(2)      An affiliate of the Investment Adviser purchased shares of The Cushing® Royalty Energy Income Fund in order to provide the Fund with seed capital to commence operations.  Mr. Swank may be deemed to be a beneficial owner of the Fund’s shares by virtue of his control of the Investment Adviser and of the affiliate that purchased the shares.

CODE OF ETHICS

The Funds, the Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

As of February 28, 2013, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Cushing® MLP Premier Fund – Class A
Name and Address	% Ownership	Type of Ownership
UBS 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	40.34%	Record
American Enterprise Investment Services, Inc. 707 2nd Avenue S Minneapolis, MN 55440-9446	21.62%	Record
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	5.14%	Record

Cushing® MLP Premier Fund – Class C
Name and Address	% Ownership	Type of Ownership
UBS 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	28.84%	Record
American Enterprise Investment Services, Inc. 707 2nd Avenue S Minneapolis, MN 55440-9446	7.94%	Record

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Cushing® MLP Premier Fund – Class I
Name and Address	% Ownership	Type of Ownership
National Financial Services 200 Liberty St. New York, NY 10281	9.13%	Record
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	7.70%	Record
Morgan Stanley Smith Barney LLC 201 Plaza Two, Floor 3 Jersey City, NJ 07311	5.26%	Record

Cushing® Royalty Energy Income Fund– Class A
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	80.84%	Record
Pershing LLC P.O. Box 2052 Jersey City, NY 07303-2052	8.41%	Record

Cushing® Royalty Energy Income Fund– Class C
Name and Address	% Ownership	Type of Ownership
BB&T Securities LLC (Sub 001) 8006 Discovery Dr. Richmond, VA 23229-8600	29.40%	Record
Pershing LLC P.O. Box 2052 Jersey City, NY 07303-2052	6.53%	Record
Raymond James & Associates Inc. 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	5.73%	Record

Cushing® Royalty Energy Income Fund– Class I
Name and Address	% Ownership	Type of Ownership
Raymond James & Associates Inc. 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	63.69%	Record
Cushing® MLP Asset Management 8117 Preston Rd., Ste 440 Dallas, TX 75225-6324	12.68%	Record

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SERVICE PROVIDERS

Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to a Fund Administration Servicing Agreement with the Trust (the “Administration Agreement”). The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Funds; and (vi) administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of the Trust. The salaries and other expenses of providing such personnel are borne by the Administrator. Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Administrator receives from the Funds an annual fee, payable monthly, based on the average net assets of the Funds. The Administration Agreement has an initial term of one year and thereafter will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board upon the giving of 90 days’ written notice to the Administrator, or by the Administrator upon the giving of 90 days’ written notice to the Trust.

The Fund's compensated USBFS for such services in the following amounts:

Fiscal Years Ended November 30,
	2012	2011	2010*
The Cushing® MLP Premier	$417,924	$122,401	$4,646
The Cushing® Royalty Energy Income Fund	$38,350**	N/A	N/A
                     *For the period from commencement of operations on October 10, 2010, through the fiscal year end November 30, 2010.

           **For the period from commencement of operations on July 2, 2012, through the fiscal year end November 30, 2012.

Accounting Services Agreement

The Administrator also provides fund accounting services to the Funds pursuant to the Fund Accounting Servicing Agreement with the Trust (the “Fund Accounting Servicing Agreement”). For its accounting services, the Administrator is entitled to receive annual fees, payable monthly, based on the average net assets of the Funds.

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Transfer Agent

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to the Transfer Agent Agreement with the Trust (the “Transfer Agent Agreement”). Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of the Funds, make dividend and other distributions to shareholders of the Funds, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Funds.

Custodian

U.S. Bank, National Association (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Funds pursuant to the Custodian Agreement with the Trust (the “Custodian Agreement”). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreement, the Custodian is responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

The Distributor

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to the Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor and the Administrator are affiliates of each other.

Pursuant to the Distribution Agreement, Quasar receives the sales load on sales of Class A Shares and Class C Shares of the Funds and reallows a portion of the sales load to broker-dealers. Quasar also receives the distribution fees payable pursuant to the Funds’ Rule 12b-1 Distribution Plan and Service Plan for Class A and Class C Shares described below. There is no Rule 12b-1 Plan Distribution Plan or Service Plan for Class I Shares of the Funds. The Distribution Agreement may be terminated at any time upon sixty (60) days’ written notice, without payment of a penalty, by Quasar, by vote of a majority of the outstanding class of voting securities of a Fund, or by vote of a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.

Pursuant to the Distribution Agreement, Quasar facilitates the registration of the Funds’ shares under state Blue Sky laws and assists in the sale of shares. The shares of the Funds are continuously offered by Quasar. Quasar is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis.

With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

	Total Sales Charge
Amount Invested	Sales Charge as a Percentage of Purchase Price	Sales Charge as a Percentage of Net Amount Invested	Reallowed to Dealers (As a Percentage of Purchase Price)
Less than $50,000 . . . . . . . . . . . . . . . . . .	5.75%	6.10%	5.75%
$50,000 to $99,999 . . . . . . . . . . . . . . . . .	4.75%	4.99%	4.75%
$100,000 to $249,999 . . . . . . . . . . . . . . .	3.50%	3.63%	3.50%
$250,000 to $499,999 . . . . . . . . . . . . . . .	2.50%	2.56%	2.50%
$500,000 to $999,999 . . . . . . . . . . . . . . .	2.00%	2.04%	2.00%
$1 million or more . . . . . . . . . . . . . . . . .	None	None	None

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For the fiscal year ended November 30, 2012, the Distributor did not retain any underwriting commissions.

Distribution (Rule 12b-1) Plan and Service Plan. The Funds have adopted a distribution plan (the “Distribution Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the1940 Act. The Funds also adopted a service plan (the “Service Plan”) with respect to its Class A Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the “Plans.” Pursuant to the Plans each share class of the Funds other than the Class I Shares may pay to the Distributor, the Adviser and others a fee in the amount of up to: (i) 0.25% per annum of the average daily net asset value of Class A Shares of the Funds; and (ii) 1.00% per annum (of which 0.25% is a service fee) of the average daily net asset value of Class C Shares of the Funds.

The Plans permits the Funds to compensate the Distributor, the Investment Adviser and others in connection with activities intended to promote the sale of each class of shares of the Funds (except for Class I Shares). Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Distributor in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds’ Prospectuses and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loans; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) consulting/research fees; (xiii) Class A Shares trail commissions; (xiv) Class C Shares debt servicing; (xv) Class C Shares trailer commissions; and (xvi) other activities that are reasonably calculated to result in the sale of shares of the Funds.

A portion of the fees paid to the Distributor, the Investment Adviser and others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of the Funds’ shares, may be paid as compensation for providing services to the Funds’ shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Distributor, such as services to the Funds’ shareholders; services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.

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The Funds paid distribution and shareholder servicing fees for the fiscal year ended November 30, 2012 as follows:

	Class A Shares	Class C Shares
The Cushing® MLP Premier Fund	$526,835	$1,416,630
The Cushing® Royalty Energy Income Fund	$71	$206

The Board has concluded that there is a reasonable likelihood that the Plans will continue to benefit the Funds and their shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Board reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Board conducts an additional, more extensive review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of the Funds and class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs that the Funds may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while the Plans are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the class of shares of a Fund to which the Plans relate.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees. Shareholders of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

As described in the Funds’ Prospectuses, redemptions of Class C Shares will be subject to a contingent deferred sales charge (“CDSC”). Shareholders who think they may be eligible for a contingent deferred sales charge waiver should contact their financial intermediary. A Shareholder must notify the Funds prior to the redemption request to ensure receipt of the waiver. The CDSC is waived on redemptions in the circumstances described below:

Redemption Upon Death or Disability. The Funds will waive the CDSC on redemptions following the death or disability of a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.” While the Funds do not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

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In cases of death or disability, the CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

Redemption in Connection with Certain Distributions from Retirement Plans. The Funds will waive the CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC will be waived in connection with required minimum distributions from a tax-deferred retirement plan or an individual retirement account (“IRA”) required to be distributed in accordance with Code Section 401(a)(9). The Funds do not intend to waive the CDSC for any distributions from IRAs or other retirement plans not specifically described above.

Redemption Pursuant to a Systematic Withdrawal Plan.  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder’s investment in a Fund by authorizing its financial intermediary to redeem a specified amount of the participating shareholder’s investment in the Funds on a periodic basis.  The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in such systematic withdrawal plan. The CDSC resulting from redemptions pursuant to a systematic withdrawal plan through a financial intermediary that has entered into agreement with the Funds may be waived.  The amount of the shareholder’s investment in the Funds at the time the plan is established with respect to the Funds is hereinafter referred to as the “initial account balance.” The amount to be systematically redeemed from the Funds without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder’s initial account balance.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary for details.  Not all financial intermediaries offer this plan.

REDEMPTION OF SHARES

Redemption Fee Policy

Each Fund will assess a 2% fee on the proceeds of Fund shares redeemed within 60 days of purchase. The redemption fee will be retained from redemption proceeds and paid directly to the Fund. The fee is intended to offset the trading costs and Fund operating expenses associated with frequent trading. When an investor redeems Fund shares subject to the redemption fee, a Fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order. The Funds reserve the right, in their sole discretion, to waive any redemption fee charged to shareholders.

The redemption fee may be waived under the following circumstances:

(i)
redemptions by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where a Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares;

(ii)
when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to a Fund confirming that the trade is actually an error correction;

(iii)
in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed;

(iv)	in the event of the death of the shareholder (including a registered joint owner);

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(v)	for redemptions made pursuant to any of the Funds’ systematic plans;

(vi)	involuntary redemptions caused by operation of law;

(vii)	redemptions initiated by a Fund; and

(viii)
redemptions or exchanges by shareholders investing through qualified retirement plans such as401(k) plans only if the plan sponsor or administrator certifies that the plan does not have the operational capability to assess the fee.

 Upon receipt of a distribution-in-kind (see below) of portfolio securities, the redemption fee will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan:(a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The redemption fee will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

The Funds reserve the right to modify or eliminate redemption fee waivers at any time.

In-Kind Redemptions

Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from its portfolio. It is not expected that a Fund would do so except in unusual circumstances. If the Board determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Securities paid as redemption proceeds will be valued as described in “Net Asset Value” in the Funds’ Prospectuses. A distribution-in-kind will result in the recognition, for U.S. federal, state and local income tax purposes, by a Fund of income and/or gain (but not loss) for any unrealized gain in respect of the distributed securities, and the shareholder receiving the distribution generally will recognize gain or loss, for U.S. federal, state and local income tax purposes, upon such shareholder’s receipt of such securities in exchange for the shareholder’s shares in the Fund. The shareholder may have brokerage costs upon the shareholder’s subsequent disposition of such in-kind securities.

Upon receipt of a distribution-in-kind of portfolio securities, the shareholder, as an owner of an equity security of an MLP, would be subject to more complicated U.S. federal, state and local tax reporting by reason of being a partner in a partnership (the MLP) and may be subject to state and local taxation in jurisdictions in which the MLP transacts business.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted a written policy relating to disclosure of their portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Funds.

Public Portfolio Disclosure. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders, filed with the SEC on Form N-CSR, and in the quarterly holdings report filed with the SEC on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

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On its public web site, the Funds will make available the Funds’ top ten largest portfolio holdings within 15 business days after the end of each calendar quarter.

Portfolio holdings information will be deemed publicly disclosed when it has been posted to the Funds’ public web site or disclosed in a filing with the SEC. The Funds may make disclosures of portfolio holdings to third parties on the same basis as to all shareholders of the Funds. Except for these public disclosures, or as otherwise specifically permitted by the Funds’ policy, information regarding the Funds’ portfolio holdings may not be provided to any person.

Non-Public Portfolio Disclosure. The Funds’ policy permits the disclosure of non-public portfolio holdings to the Investment Adviser or to other service providers to the Funds (including their administrator, distributor, custodian, legal counsel and auditors) or to brokers and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold). The Chief Compliance Officer of the Trust (the “CCO”) is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Funds are disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds. Any such arrangements approved by the CCO are required to be reported to the Board. The Funds believe that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Funds and its shareholders and that disclosure is not made under circumstances where the Investment Adviser or an affiliated person of the Funds stands to benefit to the detriment of the Funds.

Non-public information regarding the Funds’ portfolio securities, and other information regarding the investment activities of the Funds, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the CCO. In connection with any such arrangement, the recipient of the non-public information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of the Funds.

The CCO is responsible for monitoring the use and disclosure of information relating to the Funds’ portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Funds’ compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Funds’ policy, the Investment Adviser, the Funds and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to use and disclosure of the Funds’ portfolio securities held, purchased or sold by the Funds.

Consistent with the Funds’ policy, information relating to the Funds’ portfolio securities are provided to certain persons as described in the following table. Such persons are subject to duties not to trade on such information. There are no other arrangements in effect involving the disclosure of information regarding the Funds’ portfolio holdings.

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Type of Service Provider	Information Disclosed	Frequency	Lag Time	Restrictions
Adviser	Full portfolio holdings	Daily	Real time	Ethical
Administrator	Full portfolio holdings	Daily	Real time	Contractual and Ethical
Custodian	Full portfolio holdings	Daily	Real time	Contractual and Ethical
Distributor	Full portfolio holdings	Daily	Real time	Contractual and Ethical
Auditor	Full portfolio holdings	Semi-annually	As needed	Ethical
Legal counsel	Full portfolio holdings	As needed	As needed	Ethical
Printers	Full portfolio holdings	Semi-annually	At least 30 days	No Formal Restrictions
Fund Rating Agencies	Full portfolio holdings	Monthly/quarterly	At least 30 days	Contractual

TAX MATTERS

This section and the discussion in the Prospectuses (see “Tax Matters”) provide a summary of the material U.S. federal income tax considerations generally applicable to U.S. Fund shareholders that hold shares of the Funds as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares of the Funds, as well as the effects of state, local and non-U.S. tax laws.

The Funds

Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Funds are subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a C corporation, the Funds are subject to state and local income taxation by reason of its investments in equity securities of MLPs. Therefore, the Funds may have state and local income tax liabilities (or benefits) in multiple states, which will reduce the Funds’ cash available to make distributions on the shares of the Funds. The Funds may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Funds’ regular income tax liability. The extent to which the Funds are required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Funds’ cash available to make distributions on the shares of the Funds. The Funds will not be eligible to elect to be treated as a regulated investment company because the Funds intend to invest more than 25% of its assets in the equity securities of MLPs.

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Certain Fund Investments

Energy Trust Securities.  The Cushing® Royalty Energy Income Fund intends to invest in U.S. royalty trusts. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Cushing® Royalty Energy Income Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Cushing® Royalty Energy Income Fund will have less after-tax cash available for distribution to shareholders.

The Cushing® Royalty Energy Income Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the U.S. royalty trusts in which the Fund invests may be treated as items of tax preference for purposes of calculating the Cushing® Royalty Energy Income Fund’s alternative minimum taxable income.  Such items will increase the Cushing® Royalty Energy Income Fund’s alternative minimum taxable income and increase the likelihood that it may be subject to the alternative minimum tax.

MLP Equity Securities. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Unlike a corporation, an MLP is treated for U.S. federal income tax purposes as a partnership, which means that no U.S. federal income tax is paid at the partnership entity level. A partnership’s net income and net gains are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner pays tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners. All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well. Partnership income is thus said to be taxed only at one level — at the partner level.

The Code generally requires all publicly-traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly-traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. Such publicly-traded partnerships are referred to herein as MLPs. Under these requirements, an MLP is required to receive 90% of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or carbon dioxide. Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is not itself taxable (because income of the MLP is taxable to its investors even if not distributed) to the extent of the investor’s basis in its MLP interest and is treated as income or gain to the extent the distribution exceeds the investor’s basis (see description below as to how an MLP investor’s basis is calculated) in the MLP.

To the extent that a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Funds intend to invest, each Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, a Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

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Each Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of income or gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. If the Fund is required to sell equity securities in the MLPs to meet redemption requests, the Fund may recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the Fund and decrease cash available for distribution to shareholders.

Any capital losses that a Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward for a period of five taxable years. Because (i) the period for which capital losses may be carried forward is limited to five taxable years and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.

A Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLP’s in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Other Investments. The Funds’ transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Funds (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Funds and defer Fund losses. These provisions also (a) will require the Funds to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Funds to recognize income without receiving the corresponding amount cash.

If the Funds invest in debt obligations having original issue discount, the Funds may recognize taxable income from such investments in excess of any cash received therefrom.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Funds from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments. Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Funds.

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U.S. Shareholders

Distributions. Distributions by the Funds of cash or property in respect of the shares of the Funds will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Funds’ current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Funds to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a Fund distribution exceeds a Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the Fund for more than one year. A distribution will be wholly or partially taxable if a Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

U.S. Shareholders that participate in the Funds’ dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the Funds.

Sales of Shares of the Funds. Upon a redemption of shares (as well as certain other taxable transfers), a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on such disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the Funds. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the shares of the Funds for more than one year at the time of disposition. The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the Funds may be less than the price paid for the shares of the Funds as a result of distributions by a Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).

UBTI.  Under current law, an investment in shares of the Funds will not generate unrelated business taxable income (“UBTI”) for tax-exempt U.S. Shareholders, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares of the Funds. A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Funds if the shares of the Funds constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board, the Investment Adviser is responsible for decisions to buy and sell securities for the Funds, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Investment Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Adviser. In selecting broker/dealers and in negotiating commissions, the Investment Adviser will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to those transactions (such as clearance, settlement, and custody).

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In light of the above, in selecting brokers, the Investment Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or to the Funds. The Investment Adviser believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Investment Adviser.

The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Investment Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the views of the persons responsible for recommending investments to the Fund and such other accounts and funds.

During the most recent fiscal year ended November 30, 2012, the Funds did not acquire any securities of its regular broker dealers.

The Funds paid the following brokerage commissions:

Aggregate Brokerage Commissions Fiscal Years Ended November 30,
	2010	2011	2012
The Cushing® MLP Premier Fund*	$2,416	$326,248	$948,552
The Cushing® Royalty Energy Income Fund**	N/A	N/A	$1,061
*For the period from commencement of operations on October 10, 2010, through the fiscal year end November 30, 2010.

**For the period from commencement of operations on July 2, 2012, through the fiscal year end November 30, 2012.

The table below indicates the portion of the Fund’s aggregate brokerage commissions for the fiscal year ended November 30, 2012 (from the table above) that was directed to brokers who, in addition to providing trade execution, also supplied the Investment Adviser with research, statistical and other services.

Fiscal Year Ended November 30, 2012
	Dollar Value of Securities Traded Generating “Soft Dollar” Brokerage Commissions	Related “Soft Dollar” Brokerage Commissions
The Cushing® MLP Premier Fund	$99,977,300	$93,691
The Cushing® Royalty Energy Income Fund*	$584,149	$676
*For the period from commencement of operations on July 2, 2012, through the fiscal year end November 30, 2012.

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PERFORMANCE INFORMATION

To obtain the Funds’ most current performance information, please visit www.cushingfunds.com.

Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. Each Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

GENERAL INFORMATION

Proxy Voting

The Funds have delegated authority to vote proxies to the Investment Adviser, subject to the supervision of the Board. Attached hereto as Appendix A is the Investment Adviser’s Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.

The Proxy Voting Policy is subject to change over time. The Funds’ most recent proxy voting record for the period ended June 30, once filed with the SEC, may be obtained without charge, upon request, by calling 877-9-MLPFUNDS (877-965-7386) or by visiting the SEC’s web site at www.sec.gov.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Shareholder Reports

Semiannual statements are furnished to shareholders, and annually such statements are audited by the Funds’ independent registered public accounting firm.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at One Victory Park, 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219, is the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Funds. The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, serves as counsel to the Funds.

Registration Statement

This SAI and the Prospectuses do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. A text-only version of the Registration Statement is available on the SEC’s Internet website, www.sec.gov.

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FINANCIAL STATEMENTS

Each Fund’s Annual Report for the fiscal year ended November 30, 2012, is a separate document supplied upon request and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated herein by reference into this SAI. All other portions of the Funds’ Annual Reports are not incorporated herein by reference and are not part of the Funds’ registration statement, this SAI or the Funds’ Prospectuses.

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APPENDIX A

CUSHING® MLP ASSET MANAGEMENT, LP

Proxy Voting Policy

Cushing® MLP Asset Management, LP (the “Investment Manager”) serves as the investment adviser and general partner, respectively, of certain investment vehicles and other clients (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Manager is sometimes delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client, the Investment Manager will resolve the conflict before voting the proxies. The Investment Manager will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Manager maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Questions and Requests

This document is a summary of the proxy voting process. Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes. Any questions or requests should be directed to the Investment Manager.

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